SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: September 25, 1998
(Date of earliest event reported)

Commission File No. 333-45021





                      Norwest Asset Securities Corporation
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        Delaware                                      52-1972128
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(State of Incorporation)                   (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                            21703
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Address of principal executive offices                       (Zip Code)



                                 (301) 846-8881
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               Registrant's Telephone Number, including area code



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(Former name, former address and former fiscal year, if changed since last report)

ITEM 5.    Other Events

     Attached as an exhibit are the Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by PaineWebber Incorporated which are hereby filed pursuant to such letter.

ITEM 7.    Financial Statements and Exhibits

                    (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                          Description
-----------                                          -----------
         (99) Collateral Term Sheets prepared by PaineWebber Incorporated in connection with Norwest Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 1998-23

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NORWEST ASSET SECURITIES CORPORATION


September 25, 1998

                                     By:    /s/ B. David Bialzak
                                            --------------------
                                            B. David Bialzak
                                            Vice President

                                INDEX TO EXHIBITS



                                                                  Paper (P) or
Exhibit No.                         Description                  Electronic (E)
-----------                         -----------                  --------------

   (99)           Collateral    Term    Sheets    prepared   by        E
                  PaineWebber  Incorporated  in connection with
                  Norwest   Asset    Securities    Corporation,
                  Mortgage  Pass-Through  Certificates,  Series
                  1998-23